                                                                     EXHIBIT 4.1


ORDINARY SHARES                                                 ORDINARY SHARES

VRYA                           [LOGO VIRYANET]                  SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP M97540 10 4

                                 ViryaNet Ltd.

                         INCORPORATED UNDER THE LAWS
                            OF THE STATE OF ISRAEL


This Certifies that



is the owner of


                FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES,
                          PAR VALUE NIS 0.10 EACH, OF
                                 VIRYANET LTD.

transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Israel and the provisions of the Memorandum of Association and Articles of Association of the Corporation, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile stamp of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Yorem Bribing        [Seal ViryaNet Ltd.,     /s/ Samuel I. HaCohen
-----------------------        Israel]            ---------------------------
CHIEF FINANCIAL OFFICER                           DIRECTOR AND CHIEF EXECUTIVE
                                                    OFFICER

                                                  COUNTERSIGNED AND REGISTERED:
                                                  AMERICAN STOCK TRANSFER &
                                                    TRUST COMPANY
                                                  TRANSFER AGENT AND REGISTRAR,


                                                  BY


                                                  AUTHORIZED OFFICER

                                 VIRYANET LTD.

The Corporation is authorized to issue more than one class of stock. Upon written request, made by the holder of this Certificate, the Corporation will furnish to such holder without charge a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class authorized to be issued, as set forth in the Memorandum of Association and Articles of Association, as amended from time to time.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common       UNIF GIFT MIN ACT (D)                UNIF TRF MIN ACT (D)
TEN ENT - as tenants in entireties                        ------------                         ---------------
                                                             (Cust)                                 (Cust)
JT TEN  - as joint tenants with      Custodian                            Custodian (until age        )
          right of survivorship                --------------------                           ---------
                                                     (Minor)
          and not as tenants in      under Uniform Gifts to Minors        (Minor) under Uniform Transfers
          common.                                          -------
                                     Act                                   to Minors Act
                                         ---------------------                           ----------------
                                               (State)                                       (State)

Additional abbreviations may also be used though not in the above list.

     For value received,                         hereby sells, assigns
                        -------------------------
and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------
-------------------------------------------

                                                                 Ordinary Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney

to transfer the said Ordinary Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------

                                          X
                                           -------------------------------

                                          X
                                           -------------------------------



                                           -------------------------------
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.


Signature(s) Guaranteed:
                        -------------------------------------------------
                        THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.